INVESTOR PRESENTATION October 2019

Forward-Looking Statements This presentation has been prepared by NeoGenomics, Inc. (“we,” ”us,” “our,” “NeoGenomics” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations, and financial conditions of the Company. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in the Company’s forward-looking statements due to numerous known and unknown risks and uncertainties. All forward-looking statements speak only as of the date of this presentation and are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Non-GAAP Adjusted EBITDA "Adjusted EBITDA" is defined by NeoGenomics as net income from continuing operations before: (i) interest expense, (ii) tax expense, (iii) depreciation and amortization expense, non-cash stock-based compensation expense, and if applicable in a reporting period, acquisition-related transaction expenses (vi) non-cash impairments of intangible assets (vii) debt financing costs (viii) and other significant non-recurring or non-operating (income) or expenses. 2

We Are The Leading Oncology Testing Company

Extensive clinical expertise and leading commercial organization with significant scale and scope

~100
MDs and PhDs

2,600+
hospitals and cancer centers served

Global laboratory footprint with 10 locations

~1,000,000
tests per year

~500,000
patients served each year

Clinical Services

Leading oncology reference lab for oncologists, pathologists, and hospitals

Provide both technical and professional laboratory services

Comprehensive oncology test menu including all major testing modalities

Non-competitive partner to customers

Direct national sales force

Pharma Services

Provide comprehensive support from pre-clinical & research discovery through FDA filing, approval & launch preparation

- Biomarker discovery
- Analytical validation
- Clinical validation
- Assay design and development
- Dx Development

Backlog of more than $118MM

Dedicated global sales team

Labs in USA, Europe, and Asia

3

The Oncology Test Market Is Poised For Growth Estimated 6% to 8% Market Growth Aging population driving cancer incidence Increased survival driving follow-on testing Proliferation and complexity of therapeutic options driving more testing Emerging platforms and tests (NGS, TMB, MSI, MRD, Liquid Biopsy, etc.) driving more test options Burgeoning oncology drug pipeline driving current Pharma Services demand and likely to drive future clinical testing as well 4

Tailwind: Number Of U.S. Cancer Survivors Source: Cancer Epidemiology, Biomarkers & Prevention, July 2016 5

Tailwind: Increasingly Complex Rx Paradigm 6

Tailwind: Burgeoning Oncology Pipeline 160 140 120 100 80 60 40 20 Source: Analyst reports; Cowen Group; EvaluatePharma® 2015 7

We Look To Grow Twice The Market Rate Significant Company Specific Growth Drivers; Guide to Mid-Teens Organic Volume Growth 7 Genoptix synergies and strategic benefits 6 Revenue per test 5 initiatives Large, new 4 managed care, IDN, Hospital End-to-end System, 3 positioning Oncology in CDx Practice and 2 Enhanced GPO contracts 1 NGS Global capabilities strategic Large backlog alliance of signed with PPD Pharma contracts 8

We Compete Through Focus, Scale and Scope ~$6 Billion Oncology Lab Testing Industry Clinical Reference Labs Pure Play Oncology Reference Labs Niche Oncology Players (with oncology divisions) (comprehensive test menus) (limited test menus) •Comprehensive, multi-modality “one-stop-shop” •Large and advanced somatic cancer test menu •Unparalleled reach into all customer segments •National footprint and extensive payer contracts •Outstanding client service and partnership models •Synergistic Pharma and Clinical businesses 9

Uniquely Positioned: NGS

Next-Generation Sequencing

Broad and deep offering of NGS-based testing across hematologic cancers and solid tumors

EXTENSIVE CAPABILITIES

- 30 NGS-based multi-gene tumor profiles
- Highly focused, cancer specific panels
- Wide spectrum pan-cancer profiles
- Tumor Mutational Burden (TMB)
- Microsatellite instability analysis (MSI)
- FDA panel in development

DELIVER KEY DIAGNOSTIC, PROGNOSTIC AND PREDICTIVE DATA

- Confirming diagnosis
- Disease classification
- Assessing prognosis
- Predicting response to therapy
- Identifying new therapeutic approaches
- Identifying clinical trial opportunities

INDUSTRY LEADING PROVIDER

- ~12,500 NGS-based tests in Q3, 50%+ organic growth
- Most accompanied by other non-molecular testing such as PD-L1 and FISH

NEO GENOMICS

10

Uniquely Positioned: Companion Diagnostics Ability to take test across continuum Case Study from development, through clinical trials, and into the market CDx capabilities translating into customer wins Wide scale and scope across Pharma and Clinical markets Broad reach to oncologists and pathologists Access to massive quantity of Selected by Participated in One of only Now, leading Merck due to Early Validation three labs to provider of oncology-specific test result data IHC expertise Program for offer PD-L1 clinical PD-L1 Keytruda testing on Day 1 testing 11

Uniquely Positioned: Pharma Services Compelling access Ability to to data and ability to Breadth and Depth Scientific help, develop and Leading identify patients for of Capabilities Leadership launch companion Pathologists clinical trials and diagnostic tests targeted therapy $28MM of new business in 22% year-over-year 26% year-over-year Q3 adding $12M to backlog increase in backlog Pharma revenue growth sequentially 12

Culture Is At The Core Of All We Do COMMON PURPOSE We save lives by improving patient care. VISION By providing uncompromising quality, exceptional service and innovative solutions, we will be the World’s leading cancer testing and information company. VALUES − Quality − Integrity − Accountability − Teamwork − Innovation We are Focused and Genuine 13

Track Record of Growth – Clinical Services Clinical Testing Annual Revenue / Clinical Tests Performed (1) 250 $242 800 $210 750k 700 $203 200 657k 600 563k 500 150 400 100 $88 $79 300 $63 $56 200 223k 50 $40 $27 $32 176k $18 136k 100 $6 $10 112k $0.6 $2 45k 57k 76k 0 32k 0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Clinical Testing Revenue ($MM) Clinical Tests Performed 1) Clinical Revenue presented net of bad debt expense to conform with ASC 606 presentation. 2) Base NEO Clinical includes organic clinical revenue and test volume growth and incorporates inorganic contributions from the 2015 acquisition of Clarient (closed Dec. 30th) and the 2018 acquisition of Genoptix (closed Dec. 10th). Base NEO Clinical excludes the impact from Pharma Services and PathLogic (divested on August 1st, 2017). 14

Track Record of Improvement in Cost Per Test $328 $318 $294 $256 $243 $221 $201 $179 $171 2010 2011 2012 2013 2014 2015 2016 2017 2018 Average Cost of Good Sold / Clinical Test 15

Rapidly Growing Pharma Services Business $MMs 140.0 18% YoY 118.3 Backlog 120.0 Growth 106.1 98.9 100.8 100.0 97.2 80.0 60.0 40.0 27.6 21.2 21.2 26% YoY 17.8 19.9 20.0 Revenue 12.7 12.1 9.6 10.6 9.4 Growth (1.9)(2.1) (3.7)(1.9) (8.4)(1.5) (0.5)(1.4) (1.8)(1.4) - Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 (20.0) Revenue Booked (net) Cancellations Change in Management Estimate* Ending Backlog * Changes in management estimate include dormant projects which are defined as projects with no activity for 12 months or longer that have not officially been cancelled by the Sponsor. 16

Strong Momentum in Q3 2019 Consolidated revenue of $104.7 million, up 51% YoY Clinical services revenue of $92.6 million, up 56% YoY Pharma services of $12.1 million, up 26% YoY Gross margin of 48.6%, up 179 bps YoY Adjusted EBITDA of $14.9 million, up 32% YoY Continued progress on revenue per test realization of $369 up 11.8% YoY Clinical volume growth of 34.9% YoY Revenue Adj. EBITDA ($MMs) $104.7 ($MMs) $14.9 $11.3 $69.1 Q3 18 Q3 19 Q3 18 Q2 19 17

Updated 2019 Guidance Prior Guidance ($MMs) Updated Guidance ($MMs) CONSOLIDATED REVENUE $388 -$402 $401 -$406 NET INCOME / (LOSS) ($1) -$3 $1-$3 ADJ. EBITDA* $54 -$58 $56-$58 *NeoGenomics has provided adjusted financial information that has not been prepared in accordance with GAAP, including Adjusted EBITDA, Adjusted Net Income, and Adjusted Diluted EPS. Each of these measures is defined in the section of this report entitled "Use of Non-GAAP Financial Measures," and the basis for using these measures is explained in the section entitled "Basis for Non-GAAP Adjustments." See also the tables reconciling such measures to their closest GAAP equivalent. 18

Investment Highlights Leading pure-play oncology testing company Significant market growth tailwinds Extensive molecular/oncology test menu Leader in immuno-oncology testing Market share gains driven by customer satisfaction Rapidly growing Pharma Services business Track record of profitable growth and cash flow 19

Appendix 20

Balance Sheet, September 30, 2019 (unaudited, in thousands) September 30, 2019 ASSETS (Unaudited) December 31, 2018 Cash and cash equivalents $ 178,891 $ 9,811 Accounts receivable, net 91,133 76,919 Inventories 12,632 8,650 Other current assets 9,345 8,288 Total current assets 292,001 103,668 Property and equipment (net of accumulated depreciation of $64,165 and $50,127, respectively) 62,488 60,888 Operating lease right-of-use assets 25,797 — Intangible assets, net 129,084 140,029 Goodwill 198,571 197,892 Other assets 3,214 2,538 TOTAL ASSETS $ 711,155 $ 505,015 LIABILITIES AND STOCKHOLDERS’ EQUITY Accounts payable and other current liabilities $ 53,380 $ 46,753 Short-term portion of financing obligations 12,000 14,172 Short-term portion of operating leases 3,527 — Total current liabilities 68,907 60,925 Long-term portion of financing obligations 97,009 98,130 Long-term portion of operating leases 23,870 — Deferred income tax liability, net 19,688 22,457 Other long-term liabilities 4,674 3,060 Total long-term liabilities 145,241 123,647 TOTAL LIABILITIES 214,148 184,572 TOTAL STOCKHOLDERS’ EQUITY 497,007 320,443 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 711,155 $ 505,015 21

Income Statement, September 30, 2019 (unaudited, in thousands) Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 NET REVENUE: Clinical Services $ 92,565 $ 59,449 $ 267,757 $ 175,960 Pharma Services 12,107 9,647 34,205 24,306 Total revenue 104,672 69,096 301,962 200,266 COST OF REVENUE 53,840 36,775 155,049 110,111 GROSS PROFIT 50,832 32,321 146,913 90,155 Operating expenses: General and administrative 33,054 21,055 94,773 59,106 Research and development 2,611 446 6,407 2,475 Sales and marketing 11,508 6,900 35,048 21,355 Total operating expenses 47,173 28,401 136,228 82,936 INCOME FROM OPERATIONS 3,659 3,920 10,685 7,219 Interest expense, net 203 1,873 3,333 4,766 Other (income) expense (35) (30) 5,124 31 Loss on extinguishment of debt — — 1,018 — Income before taxes 3,491 2,077 1,210 2,422 Income tax expense (benefit) 1,348 54 (500) 135 NET INCOME $ 2,143 $ 2,023 $ 1,710 $ 2,287 Deemed dividends on preferred stock and amortization of beneficial conversion feature — — — 5,627 Gain on redemption of preferred stock — — — (9,075) NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS $ 2,143 $ 2,023 $ 1,710 $ 5,735 INCOME PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS Basic $ 0.02 $ 0.02 $ 0.02 $ 0.07 Diluted $ 0.02 $ 0.02 $ 0.02 $ 0.06 WEIGHTED AVERAGE COMMON SHARES OUTSTANDING Basic 103,899 87,253 99,149 87,381 Diluted 107,880 90,899 102,766 89,925 22

Statements of Cash Flows, September 30, 2019 (unaudited, in thousands) Nine Months Ended September 30, CASH FLOWS FROM OPERATING ACTIVITIES 2019 2018 Net income $ 1,710 $ 2,287 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 15,200 11,477 Loss on disposal of assets 451 278 Loss on debt extinguishment 1,018 — Amortization of intangibles 7,482 4,255 Amortization of debt issue costs 323 392 Non-cash stock based compensation 7,727 5,148 Non-cash operating lease expense 3,224 — Changes in assets and liabilities, net (17,125) 5,496 Net cash provided by operating activities $ 20,010 $ 29,333 CASH FLOWS FROM INVESTING ACTIVITIES Purchases of property and equipment (13,953) (11,091) Acquisition adjustment 399 — Net cash used in investing activities $ (13,554) $ (11,091) CASH FLOWS FROM FINANCING ACTIVITIES Advances on revolving credit facility — 10,000 Redemption of preferred stock — (50,096) Repayment of revolving credit facility (5,000) (35,400) Repayment of equipment and other loans (5,481) (4,774) Proceeds from term loan 100,000 30,000 Repayment of term loan (96,750) (3,187) Payments of debt issue costs (1,051) (576) Issuance of common stock, net 10,132 6,535 Proceeds from equity offering, net 160,774 134,910 Net cash provided by financing activities $ 162,624 $ 87,412 Effects of foreign exchange rate changes on cash and cash equivalents — (35) Net change in cash and cash equivalents $ 169,080 $ 105,619 Cash and cash equivalents, beginning of period 9,811 12,821 Cash and cash equivalents, end of period $ 178,891 $ 118,440 23

Segment Results, September 30, 2019 (unaudited, in thousands) Three Months Ended September 30, Nine Months Ended September 30, Clinical Operations: 2019 2018 % Change 2019 2018 % Change Clinical Revenue $ 92,565 $ 59,449 55.7% $ 267,757 $ 175,960 52.2 % Cost of revenue 47,526 31,509 50.8% 136,557 94,586 44.4 % Gross Profit $ 45,039 $ 27,940 61.2% $ 131,200 $ 81,374 61.2 % Pharma Operations: Pharma Revenue $ 12,107 $ 9,647 25.5% $ 34,205 $ 24,306 40.7 % Cost of revenue 6,314 5,266 19.9% 18,492 15,525 19.1 % Gross profit $ 5,793 $ 4,381 32.2% $ 15,713 $ 8,781 78.9 % Three Months Ended September 30, Nine Months Ended September 30, Clinical Operations: 2019 2018 % Change 2019 2018 % Change Requisitions (cases) received 145,312 108,467 34.0% 427,406 323,682 32.0 % Number of tests performed 250,518 185,738 34.9% 735,165 551,721 33.2 % Average number of tests/requisitions 1.72 1.71 0.7% 1.72 1.70 0.9 % Average revenue/requisition $ 637 $ 548 16.2% $ 626 $ 544 15.2 % Average revenue/test $ 369 $ 320 15.4% $ 364 $ 319 14.2 % Average cost/requisition $ 327 $ 290 12.6% $ 320 $ 292 9.3 % Average cost/test $ 190 $ 170 11.8% $ 186 $ 171 8.3 % Clinical tests exclude tests performed for Pharma Services customers. 24

Adjusted EBITDA, September 30, 2019 (unaudited, in thousands) Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Net income (GAAP) $ 2,143 $ 2,023 $ 1,710 $ 2,287 Adjustments to net income: Interest expense, net 203 1,873 3,333 4,766 Income tax expense (benefit) 1,348 54 (500) 135 Amortization of intangibles 2,380 1,421 7,482 4,255 Depreciation 4,848 4,034 15,200 11,477 EBITDA (non-GAAP) $ 10,922 $ 9,405 $ 27,225 $ 22,920 Further adjustments to EBITDA: Acquisition and integration related expenses 334 — 2,143 — Loss on extinguishment of debt — — 1,018 — Other significant non-recurring expense 364 670 5,509 2,486 Non-cash, stock-based compensation 3,275 1,191 7,727 5,148 Adjusted EBITDA (non-GAAP) $ 14,895 $ 11,266 $ 43,622 $ 30,554 25

2019 Guidance (unaudited, in thousands) Year Ended December 31, 2019 Low Range High Range Net income (GAAP) $ 1,000 $ 3,000 Amortization of intangibles 9,000 9,000 Non-cash, stock-based compensation (4) 9,000 9,000 Acquisition and integration related expenses 2,000 2,000 Other one-time expenses 5,000 5,000 Adjusted net income (non-GAAP) $ 26,000 $ 28,000 Interest and taxes 9,000 9,000 Depreciation 21,000 21,000 Adjusted EBITDA (non-GAAP) $ 56,000 $ 58,000 Net income per diluted common share (GAAP) $ 0.01 $ 0.03 Adjustments to diluted (loss) income per share: Amortization of intangibles 0.09 0.09 Non-cash, stock based compensation expenses 0.09 0.09 Acquisition and integration related expenses 0.02 0.02 Other one-time expenses 0.05 0.05 Rounding and impact of stock options in adjusted diluted shares in net loss periods (0.01) (0.01) Adjusted diluted EPS (non-GAAP) $ 0.25 $ 0.27 Weighted average assumed shares outstanding in 2019: Diluted common shares (GAAP) 104,500 104,500 Options and restricted stock not included in diluted shares — — Adjusted diluted shares outstanding (non-GAAP) 104,500 104,500 26

Focused on Customer Satisfaction Net Promoter Score Q2 2019 Clinical Client Survey How likely is it that you would recommend this company to a friend or colleague? Not at all likely Neutral Extremely likely 0 0 1 2 3 4 5 6 7 8 9 10 -50 50 Detractor Passive Promoter +63 NPS 6.2% 24.2% 69.6% -100 100 % Promoters - % Detractors = NPS ( Net Promoter Score) NOTES: Survey Period: June 12th to June 30th 1,223 NeoGenomics and Genoptix respondents 24 questions + comments 2,947+ comments received 27

COMPASS® and CHART® COMPASS: comprehensive, hematopathologist- directed, integrated assessment report • Customized workflow on each patient case to provide a disease-specific evaluation based on up- to-date guidelines • Actionable diagnosis in a one- page correlation report • Consultation with assigned hematopathologist available on every case • Notification of acute cases and unexpected diagnoses within 24 hours CHART: a longitudinal report including a consultative review and correlation with relevant prior findings by a NeoGenomics Hematopathologist, used to: • Monitor response to therapy • Determine disease progression • Evaluate clonal evolution • Assess residual disease 28